Exhibit 2(b)

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                     AGREEMENT AND PLAN OF MERGER



                     Dated as of February 6, 1995,



                                 Among



                     CABLEVISION PROPERTIES, INC.,


                              ALAN GERRY,


                                  And


                           TIME WARNER INC.















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



                           TABLE OF CONTENTS


                                                             Page

     Parties and Recitals  . . . . . . . . . . . . . . .        1


                               ARTICLE I

     Definitions and Interpretation  . . . . . . . . . .        2


                              ARTICLE II

                              The Merger

     SECTION 2.01.    The Merger  . . . . . . . . . . . .       2
     SECTION 2.02.    Effective Time  . . . . . . . . . .       2
     SECTION 2.03.    Effects of the CPI Merger . . . . .       3


                              ARTICLE III

                     The CPI Surviving Corporation

     SECTION 3.01.    Certificate of Incorporation and
                        By-laws . . . . . . . . . . . . .       3
     SECTION 3.02.    Directors . . . . . . . . . . . . .       3
     SECTION 3.03.    Officers  . . . . . . . . . . . . .       3


                              ARTICLE IV

           Effect of the Merger on the Capital Stock of the
            Constituent Corporations; Merger Consideration;
                       Exchange of Certificates

     SECTION 4.01.    Effect on Capital Stock . . . . . .       4
     SECTION 4.02.    Adjustment to the Parent Common
                        Share Number  . . . . . . . . . .       5
     SECTION 4.03.    Estimated Adjustment Amount; Initial
                      Calculation of Merger Consideration       6
     SECTION 4.04.    Exchange of Certificates; Delivery
                        of Parent Stock; Escrow
                        Arrangements  . . . . . . . . . .       6
     SECTION 4.05.    Reconciliation of Adjustment Amount;
                        Adjustment of Merger
                        Consideration . . . . . . . . . .       9

     SECTION 4.06     Participation Rights and Additional
                        Adjustments; Adjustments to
                        Threshold . . . . . . . . . . . .      12
     SECTION 4.07     Stockholders' Representative  . . .      13


                               ARTICLE V

     Conditions Precedent  . . . . . . . . . . . . . .         13


                              ARTICLE VI

     Termination, Amendment and Waiver . . . . . . . .         14


                              ARTICLE VII

     Governing Law    . . . . . . . . . . . . . . . . . .      14

                    AGREEMENT AND PLAN OF MERGER dated as of
               February 6, 1995, among CABLEVISION PROPERTIES, INC., a Delaware corporation ("CPI"), ALAN GERRY, an individual residing at Loomis Road, Liberty, New York (the "Principal Stockholder") and TIME WARNER INC., a Delaware corporation ("Parent").


          WHEREAS the respective Boards of Directors of CPI and Parent have approved the merger of CPI Acquisition Sub with and into CPI, upon the terms and subject to the conditions set forth in this Agreement (the "CPI Merger"), whereby each issued and outstanding share of Common Stock of CPI not owned directly or indirectly by CPI or any subsidiary of CPI (the "CPI Common Stock"), will be converted into the right to receive the Merger Consideration;

          WHEREAS concurrently with the execution and delivery hereof, each of Cablevision Industries Corporation (the "Company") and Cablevision Management Corporation of Philadelphia ("CMP") is entering into a Merger Agreement with the Principal Stockholder and Parent, pursuant to which upon the terms and subject to the conditions set forth therein, TW CVI Acquisition Corp. will be merged into the Company and CMP Acquisition Sub will be merged into CMP and the Principal Stockholder will receive for each share of common stock of the Company or CMP, as applicable, the Merger Consideration (as defined in the relevant Merger Agreement); and

          WHEREAS concurrently with the execution and delivery hereof, the Principal Stockholder, certain subsidiaries of the Principal Stockholder that are Purchase Gerry Companies and the Direct Holders and Parent are entering into a Purchase Agreement dated as of February 6, 1995, pursuant to which upon the terms and subject to the conditions set forth therein, the Principal Stockholder has agreed to sell and Parent has agreed to purchase all of the equity interests in, or the assets of and assume the related liabilities of, each of the Purchase Gerry Companies;

          WHEREAS concurrently with the execution and delivery hereof, the Company, the Direct Holders, the Gerry
     Companies, the Principal Stockholder, Parent and Sub are entering into the Supplemental Agreement dated as of February 6, 1995, pursuant to which the Company, the Direct

     Holders, the Gerry Companies, the Principal Stockholder, Parent and Sub are making certain representations, warranties, covenants and agreements in connection with the Mergers, the Purchase and the other Transactions and also are prescribing various conditions to the Mergers, the Purchase and the other Transactions; and

          WHEREAS, for Federal income tax purposes, it is intended that the CPI Merger shall qualify as a reorganization within the meaning of Section 368(a) of the Code;


          NOW, THEREFORE, in consideration of the represen-tations, warranties, covenants and agreements of the parties hereto contained in the Acquisition Documents, the parties agree as follows:


                               ARTICLE I

                    Definitions and Interpretation

          Capitalized terms used herein and not defined herein have the meanings given such terms in Annex A to the Supplemental Agreement, and the rules of interpretation set forth in such Annex A are applicable hereto.


                              ARTICLE II

                              The Merger

          SECTION 2.01. The Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with DGCL, CPI Acquisition Sub shall be merged with and into CPI at the Effective Time. Following the CPI Merger, the separate corporate existence of CPI Acquisition Sub shall cease and CPI shall continue as the surviving cor-poration (the "CPI Surviving Corporation") and shall succeed to and assume all the rights and obligations of CPI Acquisition Sub in accordance with the DGCL. Parent shall cause CPI Acquisition Sub to be formed as a wholly owned subsidiary of Parent prior to the Closing Date.

          SECTION 2.02. Effective Time. At the time of the Closing, or as soon as practicable thereafter, CPI Surviving Corporation shall file a certificate of merger or other appropriate documents (in any such case, the "Certificate of Merger") executed in accordance with the relevant provisions of the DGCL and shall make all other filings or recordings required under the DGCL. The CPI Merger shall become effective at the Effective Time.

          SECTION 2.03.  Effects of the CPI Merger.  The CPI
     Merger shall have the effects set forth in Section 259 of the DGCL.

                              ARTICLE III

                     the CPI Surviving Corporation

          SECTION 3.01. Certificate of Incorporation and By-laws. (a) The certificate of incorporation of CPI Acquisition Sub as in effect immediately prior to the Effective Time shall become the certificate of incorporation of the CPI Surviving Corporation at the Effective Time (except that such certificate of incorporation may be amended at the Effective Time to change the name of the CPI Surviving Corporation), until thereafter changed or amended as provided therein or by applicable law.

          (b) The By-laws of CPI Acquisition Sub as in effect immediately prior to the Effective Time shall become the By-laws of the CPI Surviving Corporation at the Effective Time, until thereafter changed or amended as provided therein or by applicable law.

          SECTION 3.02. Directors. The directors of CPI Acquisition Sub immediately prior to the Effective Time shall become the directors of the CPI Surviving Corporation at the Effective Time, until the earlier of their resigna-tion or removal or until their respective successors are duly elected and qualified, as the case may be.

          SECTION 3.03.  Officers.  The officers of CPI
     Acquisition Sub immediately prior to the Effective Time shall become the officers of the CPI Surviving Corporation at the Effective Time, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

                              ARTICLE IV

         Effect of the CPI Merger on the Capital Stock of the
            Constituent Corporations; Merger Consideration;
                       Exchange of Certificates

          SECTION 4.01. Effect on Capital Stock. As of the Effective Time, by virtue of the CPI Merger and without any action on the part of the holder of any shares of CPI Common Stock or any shares of capital stock of CPI Acquisition Sub:

          (a) Capital Stock of CPI Acquisition Sub. Each share of the capital stock of CPI Acquisition Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one share of common stock of the CPI Surviving Corporation.

          (b) Cancellation of Treasury Stock. Each share of Common Stock of CPI owned directly or indirectly by CPI or any subsidiary of CPI immediately prior to the Effective Time shall automatically be canceled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor.

          (c)  Conversion of CPI Common Stock.  Subject to
     Section 4.06, each share of CPI Common Stock outstanding immediately prior to the Effective Time shall be converted into the right to receive a number of fully paid and nonassessable shares of Parent Common Stock equal to the Parent Common Share Number divided by the total number of shares of CPI Common Stock outstanding immediately prior to the Effective Time (the "CPI Common Share Number"). The term "Merger Consideration" shall refer to the securities issuable pursuant to the immediately preceding sentence, together with any assets or securities payable by Parent pursuant to Section 4.06(a) hereof; and the amount of any such assets or securities that are payable per share of CPI Common Stock as part of the Merger Consideration shall be determined on the basis of the amount of any such assets or property that would have been payable per share of Parent Common Stock had such securities been outstanding at the relevant record and payment dates for the distribution of such assets or securities. As of the Effective Time, all shares of CPI Common Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate repre-senting any such share of CPI Common Stock shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration. The "Parent Common Share Number" shall equal 1,210,100, as such number shall be further adjusted pursuant to Section 4.02(b), after first giving effect to any adjustments to the Parent Common Share Number and Common Valuation Number required by transactions covered by Section 4.06(b).

          SECTION 4.02. Adjustment to the Parent Common Share Number. (a) The Parent Common Share Number shall be adjusted in accordance with this Section 4.02 if the Adjustment Amount exceeds the Threshold or the Threshold exceeds the Adjustment Amount. The "Threshold" shall be the portion of the Threshold of CILP that is allocable to CPI. Subject to adjustment in accordance with Section 4.06(c), the Threshold of CILP shall be $197,338,000 and the portion thereof allocable to CPI shall be $10,713,000.

               (i)  In the event that the Adjustment Amount
       exceeds the Threshold, the Parent Common Share Number shall equal 1,210,100 less an amount equal to such excess divided by the Common Valuation Number (the result being rounded to the nearest whole number, with 0.5 being rounded to the next highest number).

               (ii) In the event that the Threshold exceeds the Adjustment Amount, the Parent Common Share Number shall equal 1,210,100 plus an amount equal to such excess divided by the Common Valuation Number (the result being rounded to the nearest whole number, with 0.5 being rounded to the next highest number).

          (b) The Adjustment Amount of CPI shall be equal to the portion of the Adjustment Amount of CILP allocable to the Equity Interest of CPI in CILP, determined as follows:

       (i) If the Adjustment Amount of CILP is $163,000,000 or greater, the Adjustment Amount of CIP shall equal $10,713,000 plus 58.5% of the excess, if any, of the Adjustment Amount of CILP over $163,000,000; and

      (ii) If the Adjustment Amount of CILP is less than $163,000,000, the Adjustment Amount shall equal $10,713,000 less 58.5% of the amount by which $163,000,000 exceeds the Adjustment Amount of CILP.

     The Adjustment Amount of CILP shall be equal to, without duplication, (A) the aggregate amount of Closing Indebtedness and Other Liabilities of CILP, plus (B) the amount of the Working Capital Deficit of CILP, if any, or minus (C) the amount of the Working Capital Balance of CILP, if any, plus (D) the amount of the Allocable Capital Expenditure Deficiency of CILP, if any, or minus (E) the amount of the Allocable Capital Expenditure Excess of CILP, if any, plus (F) the aggregate amount of Severance and Incentive Liabilities of CILP.

          SECTION 4.03. Estimated Adjustment Amount; Initial Calculation of Merger Consideration. Not later than five business days prior to the Closing, CPI shall deliver to Parent an estimate of the Adjustment Amount (the "Estimated Adjustment Amount") of CPI, including therewith estimated Closing Indebtedness and Other Liabilities ("Estimated Closing Indebtedness and Other Liabilities") of CPI, estimated Working Capital Deficit or estimated Working Capital Balance ("Estimated Working Capital Deficit or Balance") of CPI, estimated Capital Expenditure Deficiency of CPI or estimated Capital Expenditure Excess of CPI (the "Estimated Capital Expenditure Deficiency or Excess") and estimated Severance and Incentive Liabilities ("Estimated Severance and Incentive Liabilities") of CPI, and the Parent Common Share Number shall be calculated pursuant to
     Section 4.02 as if the Estimated Adjustment Amount were the Adjustment Amount (the "Estimated Parent Common Share Number"). As of the Closing, the aggregate Merger Consideration in respect of all shares of CPI Common Stock shall be deemed to comprise a number of shares of Parent Common Stock equal to the Estimated Parent Common Share Number, together with any assets or securities payable by Parent pursuant to Section 4.06(a) hereof; and each share of CPI Common Stock shall be deemed to be converted into a number of shares of Parent Common Stock equal to the Estimated Parent Common Share Number divided by the CPI Common Share Number, together with any assets or securities payable by Parent pursuant to Section 4.06(a) hereof. After the Closing, the Merger Consideration (as determined pursuant to this Section 4.03) shall be subject to adjustment in accordance with Sections 4.05 and 4.06.

          SECTION 4.04. Exchange of Certificates; Delivery of Parent Stock; Escrow Arrangements. (a) At the Closing, Parent shall issue and deliver to the Stockholders' Representative, upon surrender of each certificate (a "Certificate") that immediately prior to the Effective Time represents outstanding shares of CPI Common Stock, the portion of the Merger Consideration (as determined pursuant to Section 4.03) that is issuable in respect of the shares of CPI Common Stock represented by such Certificate. Each Certificate so surrendered pursuant to the preceding sentence shall forthwith be canceled. Delivery of Certificates for cancellation shall be made by the Stockholders' Representative on behalf of the CPI Stockholders; and delivery of the Merger Consideration in respect of all shares of CPI Common Stock outstanding immediately prior to the Effective Time shall be delivered to the Stockholders' Representative for the benefit of the CPI Stockholders (and the Merger Consideration so delivered shall be deemed to have been delivered to the CPI Stockholders). For purposes of this Section 4.04, the Escrowed Shares deposited into escrow pursuant to
     Section 4.04(h) hereof and held in escrow pursuant to the terms of the Escrow Agreement shall be deemed to have been delivered to the Stockholders' Representative.

          (b) In the event of a transfer of ownership of CPI Common Stock that is not registered in the transfer records of CPI, the Merger Consideration issuable in respect of such shares may be issued to a Person other than the Person in whose name any Certificate so surrendered is registered, provided that such Certificate is properly endorsed or otherwise in proper form for transfer and the Person requesting such payment shall pay any transfer or other taxes required by reason of the issuance of such Merger Consideration to a Person other than the registered holder of such Certificate or establish to the satisfaction of Parent that such tax has been paid or is not applicable. Until surrendered as contemplated by this Section 4.04, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the portion of the Merger Consideration that is issuable in respect of each share of CPI Common Stock that was represented by such Certificate prior to the Effective Time, together with any dividends or distributions with respect to any such shares of capital stock of Parent constituting Merger Consideration for which the record date is after the Effective Time. Subject to the effect of applicable laws, following surrender of any such Certificate, Parent shall deliver to the Stockholders' Representative, for the benefit of such Person, the portion of the Merger Consideration issued in exchange therefor, without interest, together with (x) at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole shares of any class of capital stock of Parent constituting Merger Consideration and (y) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such shares of capital stock of Parent constituting Merger Consideration.

          (c) No dividends or other distributions declared or made after the Effective Time with respect to shares of any class of capital stock of Parent constituting Merger Consideration with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate, or to the Stockholders' Representative for the benefit of such holder, with respect to the applicable shares of capital stock of Parent constituting Merger Consideration represented thereby until the holder of record of such Certificate, or the Stockholders' Representative on behalf of such holder, shall surrender such Certificate.

          (d) All shares of capital stock of Parent constituting Merger Consideration issued or issuable upon the surrender for exchange of Certificates in accordance with the terms of this Article IV shall be deemed to have been issued and paid in full satisfaction of all rights pertaining to the shares of CPI Common Stock theretofore represented by such Certificates, and there shall be no further registration of transfers on the stock transfer books of the CPI Surviving Corporation of the shares of CPI Common Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the CPI Surviving Corporation or Parent for any reason, they shall be canceled and exchanged as provided in this
     Article IV.

          (e) Neither Parent nor CPI shall be liable to any Person in respect of any Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

          (f) If any Certificates shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed, and the delivery to Parent of an indemnification agreement and bond satisfactory to Parent, will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration (and any dividend or distribution with respect thereto pursuant to
     Section 4.04(b)) issuable or deliverable in respect thereof as determined in accordance with the terms of this Agreement.

          (g) No certificates or scrip representing fractional shares of capital stock of Parent shall be issued to any CPI Stockholder (or to the Stockholders' Representative for the benefit of a CPI Stockholder) upon the surrender for exchange of certificates of CPI Common Stock, the number of shares of each class of capital stock of Parent to be issued pursuant to the CPI Merger to each CPI Stockholder (after consolidating all Certificates to be surrendered by such CPI Stockholder) being rounded up or down, as the case may be, to the nearest whole share (with one-half of a share being rounded to the next highest number).

          (h) At the Closing, Parent shall, on behalf of the CPI Stockholders, deposit into escrow, in accordance with the terms of the Escrow Agreement, an aggregate number of shares of shares of Parent Common Stock (collectively, the "Escrowed Shares") which together shall have a value (based on the Common Valuation Number) of $26,032. The allocation among CPI Stockholders of such shares of Parent Common Stock, shall be determined pursuant to Section 4.04(i).

          (i) The Principal Stockholder shall be entitled to determine the allocation, as among the CPI Stockholders, of the shares of Parent Common Stock that are to be deposited into escrow pursuant to the Escrow Agreement, and unless otherwise specified shall be deemed to have determined that all such shares shall be from among those issuable to the Principal Stockholder.

          SECTION 4.05. Reconciliation of Adjustment Amount; Adjustment of Merger Consideration. (a) Within 90 days after the Closing Date, Parent shall prepare and deliver to the Stockholders' Representative, a statement (the "Statement") setting forth Parent's determination of the Adjustment Amount, including Closing Indebtedness and Other Liabilities, the Working Capital Deficit or Working Capital Balance, the Capital Expenditure Deficiency or Capital Expenditure Excess and the Severance and Incentive Liabilities, in each case of CPI, and the calculation of the Parent Common Share Number in accordance with Section 4.02. During the 30-day period following delivery of the Statement to the Stockholders' Representative and his representatives, Parent shall provide the Stockholders' Representative and his Representatives with access during normal business hours to any books, records, working papers or other information reasonably necessary or useful in the preparation of the Statement and the calculation of the Adjustment Amount to enable the Stockholders' Representative or his Representatives (as defined in Section 5.01 of the Supplemental Agreement) to verify the accuracy of the Statement. The Statement shall become final and binding upon all parties hereto on the thirtieth day following delivery thereof to the Stockholders' Representative unless the Stockholders' Representative gives written notice of disagreement with the Statement (a "Notice of Disagreement") to Parent prior to such date. Any Notice of Disagreement shall specify in reasonable detail the nature of any disagreement so asserted and relate solely to the preparation of the Statement and the calculation of the Adjustment Amount, the Parent Common Share Number in accordance with Section 4.02.

          (b) If a Notice of Disagreement is received by Parent in a timely manner, then the Statement (as revised in accordance with clause (c) or (d) below) shall become final and binding upon the parties hereto on the earlier of
     (i) the date the Stockholders' Representative and Parent resolve in writing any differences they may have with respect to any matter specified in the Notice of Disagreement or (ii) the date any disputed matters are finally resolved in writing by the Arbitrator (as defined below). During the 30-day period following the delivery of a Notice of Disagreement, Parent and the Stockholders' Representative shall seek in good faith to resolve in writing any differences which they may have with respect to any matter specified in the Notice of Disagreement and each shall provide the other (and their respective representatives) with reasonable access to any books, records, working papers or other information reasonably necessary or useful in the preparation or calculation of
     (u) the Estimated Adjustment Amount, including Estimated Closing Indebtedness and Other Liabilities, the Estimated Working Capital Deficit or Balance, the Estimated Capital Expenditure Deficiency or Excess and the Estimated Severance Incentive Liabilities, in each case of CPI, (v) the Adjustment Amount, including Closing Indebtedness and Other Liabilities, the Working Capital Deficit or Working Capital Balance, the Capital Expenditure Deficiency or Capital Expenditure Excess and the Severance and Incentive

     Liabilities, in each case of CPI, (w) the Parent Common Share Number, (x) the Statement, (y) any Notice of Disagreement or (z) otherwise with respect to any thereof. At the end of such 30-day period if there has been no resolution of the matters specified in the Notice of Disagreement, Parent and the Stockholders' Representative shall submit to an arbitrator (the "Arbitrator") for review and resolution any and all matters arising under this Section which remain in dispute. The Arbitrator shall be Price Waterhouse, or if such firm is unable or unwilling to act, such other nationally recognized independent public accounting firm as shall be agreed upon by Parent and the Stockholders' Representative in writing. The Arbitrator shall render a written decision resolving the matters submitted to the Arbitrator within 30 days following submission thereto. The cost of any arbitration (including the fees of the Arbitrator) pursuant to this Section shall be borne 50% by Parent and 50% by the CPI Stockholders.

          (c) If the Adjustment Amount is higher or lower than the Estimated Adjustment Amount, the Parent Common Share Number shall be finally adjusted pursuant to Section 4.02. If the Parent Common Share Number, in each case as so finally adjusted, is greater than the Estimated Parent Common Share Number, respectively, Parent shall, within
     15 days after the Statement becomes final and binding upon the parties, issue and deliver to the Stockholders' Representative, for the benefit of the CPI Stockholders, an aggregate number of shares, rounded to the nearest whole share, of Parent Common Stock (collectively, the "Additional Parent Shares") (in each case with one-half of a share being rounded to the next highest number) equal to the excess of the Parent Common Share Number as so finally determined, over the Estimated Parent Common Share Number. The Additional Parent Shares shall be allocated to each CPI Stockholder pro rata on the basis of the ratio (the "Allocation Ratios") that the number of shares of Parent Common Stock issued and delivered to such Stockholder at the Closing with respect to such Stockholder's shares of CPI Common Stock bears to the total number of Parent Common Stock issued and delivered to all Stockholders at the Closing.

          (d) If the Parent Common Share Number as so finally adjusted is less than the Estimated Parent Common Share Number, Parent shall be entitled to receive, within 15 days after the Statement becomes final and binding upon the parties, an aggregate number of shares, rounded to the nearest whole share, of Parent Common Stock (collectively, the "Returned Parent Shares") (in each case with one-half of a share being rounded to the next highest number), equal to the excess of the Estimated Parent Common Share Number over the Parent Common Share Number as so finally determined.
     The number of Returned Parent Shares to be returned to Parent by each CPI Stockholder shall be calculated pro rata on the basis of the Allocation Ratios. The obligation to deliver Returned Parent Shares shall be satisfied, first, out of the Escrowed Shares, and second, out of other shares held by the CPI Stockholders.

          SECTION 4.06. Participation Rights and Additional Adjustments; Adjustments to Threshold. (a) Without limiting the conditions precedent to the obligations of CPI and the Principal Stockholder hereunder, in the event that
     (i) Parent makes a distribution of the type that would require a distribution to holders of Parent Preferred Stock pursuant to Section 2.3 or 3.7 of the Parent Series E Certificate or the Parent Series F Certificate (a "Distribution"), and (ii) the record date or (if there shall not be a record date) effective date for the Distribution shall occur on or after the date hereof and prior to the Effective Time, Parent shall, at the Effective Time (or if the date for payment of the Distribution is after the Effective Time, on the date of payment) pay to the Persons who become record holders of Parent Common Stock at the Effective Time the amounts and kinds of assets or capital stock or other securities that such Persons would have been entitled to receive had such Persons been record holders of such Parent Common Stock on the relevant record date or effective date for the Distribution (taking into account (and giving effect to) any right of election set forth in such Sections).

          (b) Without limiting the conditions precedent to the obligations of CPI and the Principal Stockholder hereunder, the Parent Common Share Number shall be adjusted from time to time after the date hereof and prior to the Effective Time for events described in paragraphs 3.6 and 3.7 of the Parent Series E Certificate and Parent Series F Certificate as if the references therein to the term "Conversion Rate" were instead references to the Common Share Number as in effect at the time (provided that the Conversion Price shall be appropriately adjusted by the parties) and the references therein to "Series E Stock" and "Series F Stock" were instead to CPI Common Stock (taking into account (and giving effect to) any right of election set forth in such Section, including any right of election that would give such holders a right to receive a distribution (which distribution shall be treated as a Distribution for purposes of Section 4.06(a) hereof).

          (c) The Threshold of CILP shall be reduced in the event the Principal Stockholder designates as Excluded Assets any System or Systems (or portions thereof) owned by CILP as of the date of this Agreement pursuant to
     Section 5.25 of the Supplemental Agreement by an amount equal to the Excluded Systems Amount. The "Excluded Systems Amount" shall equal 13.5 multiplied by the aggregate amount of operating cash flow of the CILP for the fiscal year immediately preceding the Effective Time that is attributable to each System (or portion thereof) so designated (it being understood that such operating cash flow shall be as so determined in preparing the Company's audited financial statements for such fiscal year). The portion of the Threshold of CILP that is allocable to CPI shall be appropriately adjusted taking into account (and without duplication of) the adjustment to the portion of the Threshold of CILP allocable to CID.

          SECTION 4.07. Stockholders' Representative. Each holder of CPI Common Stock, by approval of the CPI Merger by the requisite vote of the CPI Stockholders, designates Philip Dropkin or such other Person as designated by the Principal Stockholder to be the representative of each such CPI Stockholder (the "Stockholders' Representative") for purposes of this Agreement.


                               ARTICLE V

                         Conditions Precedent

          The respective obligation of each party to effect the CPI Merger and the other transactions contemplated hereby is subject to the satisfaction or waiver (by the parties for whose benefit the condition is imposed) on or prior to the Closing Date of the conditions set forth in Article VI of the Supplemental Agreement.


                              ARTICLE VI

                   Termination, Amendment and Waiver

          This Agreement may be terminated or amended or the parties may extend the time for the performance of any of the obligations or other acts of the other parties, waive any inaccuracies in the representations and warranties contained in or in any document delivered pursuant to this Agreement or waive compliance with any of the agreements or conditions contained in this Agreement, in each case as provided in Article VIII of the Supplemental Agreement.


                              ARTICLE VII

                             Governing Law

          This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflict of laws thereof, except to the extent that the laws of the State of Delaware are mandatorily applicable to the CPI Merger.

          IN WITNESS WHEREOF, CPI, the Principal Stockholder and Parent have caused this Agreement to be signed by their respective duly authorized officers (or, in the case of the Principal Stockholder, has signed this Agreement), all as of the date first written above.


                         CABLEVISION PROPERTIES, INC.

                           by /s/
                             ---------------------------
                             Name:
                             Title:




                         /s/ Alan Gerry
                         ______________________________
                             Alan Gerry


                         TIME WARNER INC.,

                           by /s/
                             --------------------------
                             Name:
                             Title: